UBS Select Prime Institutional Fund
UBS Select Treasury Institutional Fund
UBS Select Tax-Free Institutional Fund
UBS Select Prime Preferred Fund
UBS Select Treasury Preferred Fund
UBS Select Tax-Free Preferred Fund
UBS Select Prime Investor Fund
UBS Select Treasury Investor Fund
UBS Select Tax-Free Investor Fund
UBS Select Prime Capital Fund
UBS Select Treasury Capital Fund
UBS Select Tax-Free Capital Fund
Supplement to the Statement of Additional Information (“SAI”)

Dated October 6, 2008

May 29, 2009

Dear Investor:
The purpose of this supplement is to update information regarding certain payments to financial intermediaries that engage in selling efforts on behalf of each of the funds listed above (the “funds”), effective May 29, 2009.

As a result, the SAI is hereby revised as follows:

1.   On page 35 of the SAI, the following are deleted: (1) the section titled “UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select Tax-Free Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund and UBS Select Tax-Free Preferred Fund” and (2) the first paragraph under the section titled “UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Select Tax-Free Investor Fund, UBS Select Prime Capital Fund, UBS Select Treasury Capital Fund and UBS Select Tax Free Capital Fund.”

(continued on reverse)

ZS384	1

2.   The section titled “All Funds” on page 38 of the SAI is hereby replaced in its entirety with the following:

All Funds. UBS Global AM (US) may make cash and non-cash payments to affiliated and unaffiliated broker-dealers and other financial intermediaries (collectively, “Financial Intermediaries”) that engage in selling efforts on behalf of a fund, subject to the internal policies and procedures of UBS Global AM (US). The source of such payments may come from Rule 12b-1 fees and/or shareholder servicing fees collected from a fund and/or UBS Global AM (US)’s own resources (including through transfers from affiliates). Payments made out of the underwriter’s own resources are often referred to as “revenue sharing.” Revenue sharing payments generally are based on the value of fund shares sold as a result of such selling efforts although they could take other forms (such as, without limitation, ticket charges or “trail” fees for servicing shareholder accounts) and are made by UBS Global AM (US) out of its own resources (and not out of fund assets). The value of a shareholder’s investment in one of these funds and the return on that investment will be unaffected by these revenue sharing payments, which are in addition to amounts paid by a fund in connection with the distribution and shareholder servicing arrangements discussed above, if any. The source of revenue sharing payments may come from transfers from other UBS entities, such as UBS Global AM. UBS Global AM (US) may pay Financial Intermediaries a finder’s fee for a variety of reasons, including (1) where UBS Global AM (US) is paying shareholder servicing fees or making other payments to a separate Financial Intermediary that makes shares available to others, (2) where the assets in an account reach a certain threshold or (3) where a Financial Intermediary provides marketing support or access to sales platforms or personnel.

UBS Global AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised or sub-advised by UBS Global AM. UBS Global AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS Global AM (US)’s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS Global AM (US)’s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS Global AM (US)’s internal policies and procedures, UBS Global AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS Global AM (US)’s promotional items of nominal value (golf balls, shirts, etc.). In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS Global AM (US) and may be paid by UBS Global AM (US) for providing sub-transfer agency and other services. UBS Global AM (US) is located at 51 West 52nd Street, New York, New York 10019-6114.

To the extent permitted by applicable law, revenue sharing payments may take other forms or may be paid for other reasons. Investors should note that such payments may be more or less than the compensation on similar or other investments that your Financial Intermediary receives and may thus influence your Financial Intermediary to present or recommend a fund. You should ask your Financial Intermediary about any payment it receives from UBS Global AM (US) and any services provided.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

UBS Global Asset Management	2